PRITCHETT, SILER & HARDY, P.C.
                  Certified Public Accountants
                       430 East 400 South
                   Salt Lake City, Utah 84111
               (801) 328-2727 - FAX (801) 328-1123



                                                 February 26, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Cimetrix Incorporated's statements, pertaining to our firm included under Item 4 of Form 8-K/A-1 dated January 30, 1998 and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.


Pritchett, Siler & Hardy, P.C.


PRITCHETT, SILER & HARDY, P.C.